UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------

                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 16, 1998


                           ASSET INVESTORS CORPORATION
             (Exact name of registrant as specified in its charter)


                 Maryland                      1-9360             84-1038736
     (State or other jurisdiction of      (Commission File      (IRS Employer
      incorporation or organization)          Number)        Identification No.)

   3410 South Galena Street, Suite 210                              80231
             Denver, Colorado                                     (Zip Code)
 (Address of principal executive offices)

                                 (303) 614-9400
          (Registrant's telephone number, including area code)

                                       N/A
                         (Former name or former address,
                          if changed since last report)




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Item 2.  Acquisition or Disposition of Assets

On July 16, 1998, Asset Investors Corporation (the "Company") acquired three contiguous manufactured home communities located in Orlando, Florida from Gulfstream Harbor, Inc. and Gulfstream Harbor II, Inc. These communities consist of 919 developed homesites with the expansion capacity for an additional 230 homesites. The developed homesites are 99% occupied.

The consideration for the communities was determined through arms-length negotiations with the sellers. Total consideration for the three parks was $32,500,000 which was advanced under a short-term note from Salomon Brothers Realty Corp. The Company intends to replace the short-term note with permanent financing in the third quarter of 1998.

The Company generally intends to continue to utilize the assets acquired in the transaction as rental properties which is the same manner as they were employed prior to the acquisition. Due to the Company's intent to acquire additional manufactured home communities, the Company's future dividends and the taxable portion thereof cannot be estimated at this time.

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements in certain circumstances. Certain information included in this Report, the Company's Annual Report to Stockholders and other Company filings (collectively "SEC Filings") under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (as well as information communicated orally or in writing between the dates of such SEC Filings) contains or may contain information that is forward looking, including, without limitation, statements regarding projections of the Company's future financial performance, cash flow, dividends and anticipated returns on real estate investments. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include: general economic and business conditions; interest rate changes; financing and refinancing risks; risks inherent in owning real estate or debt secured by real estate; future development rate of homesites; competition; the availability of real estate assets at prices which meet the Company's investment criteria; the Company's ability to reduce expense levels, implement rent increases, use leverage and other risks set forth in the Company's Securities and Exchange Commission filings. Readers should carefully review the Company's financial statements and the notes thereto, as well as the risk factors described in the SEC Filings.



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Item 7.  Financial Statements and Exhibits

(a)   Financial Statements

         The required financial statements will be filed by amendment within 60 days.

(b)   Pro Forma Financial Information

         The required pro forma financial information will be filed by amendment within 60 days.

(c)   Exhibits

          Exhibit No.                           Description
              2.7 Agreement of Sale dated as of May 13, 1998, between HFIC, INC. and Gulfstream Harbor, Inc. and Gulfstream Harbor II Inc.

             2.7(a) Assignment of Agreement of Sale dated as of July 15, 1998, between HFIC, INC. and AIOP Gulfstream Harbor, LLC., AIOP Gulfstream Outlot I, L.L.C., AIOP Gulfstream Outlot II, L.L.C. and AIOP Gulfstream Outlot III, L.L.C.

              10.7 Loan Agreement dated as of July 16, 1998, by and among AIOP Brentwood West, L.L.C.; AIOP Lost Dutchman Notes, L.L.C.; AIOP Mullica, L.L.C.; AIOP Gulfstream Harbor, L.L.C.; AIOP Gulfstream Outlot I, L.L.C.; AIOP Gulfstream Outlot II, L.L.C.; AIOP Gulfstream Outlot III, L.L.C.; and AIOP Serendipity, L.L.C., and Salomon Brothers Realty Corp. and LaSalle National Bank

            10.7(a) Promissory Note dated as of July 16, 1998, between AIOP Lost Dutchman Notes, L.L.C.; AIOP Brentwood West, L.L.C.; AIOP Mullica, L.L.C.; AIOP Gulfstream Harbor, L.L.C.; AIOP Gulfstream Outlot I, L.L.C.; AIOP Gulfstream Outlot II, L.L.C.; AIOP Gulfstream Outlot III, L.L.C.; and AIOP Serendipity, L.L.C., and Salomon Brothers Realty Corp.

            10.7(b) Pledge Agreement and Limited Recourse Guaranty dated as of July 16, 1998 by and among the Registrant, Asset Investors Operating Partnership, L.P. and Salomon Brothers Realty Corp.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ASSET INVESTORS CORPORATION

Date:  July 30, 1998
                                               By: /s/David M. Becker
                                                   -----------------------------
                                                    David M. Becker
                                                    Chief Financial Officer